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                                                                                                            EXHIBIT 4.01


    COMMON STOCK                              CERTIFICATE OF STOCK                           COMMON STOCK
    11        95

      NUMBER                                                                                     SHARES
       DU-                                       [COMSHARE LOGO]
      VOID                                                                                CUSIP 205912 10 8

      THIS CERTIFICATE IS
TRANSFERABLE IN NEW YORK CITY
      OR IN CLEVELAND             INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN         SEE REVERSE FOR
                                                                                             CERTAIN DEFINITIONS

        This certifies that





        is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $1.00 PAR VALUE, OF COMSHARE, INCORPORATED

transferable only on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed.  This certificate is issued by the Corporation and accepted by the holder subject to all of the terms and conditions contained in the Articles of Incorporation and By-Laws of the Corporation and is not valid unless countersigned by the Transfer Agent.
        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



DATED:                                                                                                VOID

COUNTERSIGNED AND REGISTERED:                                                                   /s/ T. W. Wrathall
        KEYCORP SHAREHOLDER SERVICES, INC.                                                      -----------------------
               (CLEVELAND)                                                                           PRESIDENT
                        TRANSFER AGENT AND REGISTRAR       [CORPORATE SEAL]

                                AUTHORIZED OFFICER                                              /s/ Kathryn A. Jehle
                                                                                                -----------------------
                                                                                                CHIEF FINANCIAL OFFICER

                                                                                                 11                95

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE DESIGNATION, RELATIVE
RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OF THIS CORPORATION AUTHORIZED TO BE ISSUED; THE DESIGNATION, RELATIVE
RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES THEREOF SO FAR AS THE SAME HAVE BEEN PRESCRIBED; AND THE AUTHORITY OF THE BOARD
OF DIRECTORS OF THIS CORPORATION TO DESIGNATE AND PRESCRIBE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                                 UNIF GIFT MIN ACT   ________________Custodian________________
                                                                                               (Cust)                  (Minor)
        TEN ENT - as tenants by the entireties                                         under Uniform Gifts to Minors

        JT TEN  - as joint tenants with right of survivorship                          Act _______________________________________
                  and not as tenants in common                                                            (State)

                               Additional abbreviations may also be used though not in the above list.




        For value received, _________________________________________________________________ hereby sell, assign and transfer unto

              PLEASE INSERT SOCIAL SECURITY OR OTHER
                 IDENTIFYING NUMBER OF ASSIGNEE
 ____________________________________________________________
|                                                            |
|____________________________________________________________|


____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated ____________________________________________



                                                        ____________________________________________________________________________
                                                        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                               NOTICE:  UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                                        OR ENLARGEMENT OR ANY CHANGE WHATEVER.







____________________________________________________________________________________________________________________________________
                                             THIS SPACE MUST NOT BE COVERED IN ANY WAY
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